Exhibit 99.1

NEWS RELEASE

Globus Medical Completes Merger with NuVasive

—Creates leading global musculoskeletal company—

—Robust portfolio well-positioned for long-term growth and continued innovation—

AUDUBON, Pa., September 1, 2023 – Globus Medical, Inc. (NYSE: GMED), a leading musculoskeletal solutions company, today announced it has completed its previously announced merger with NuVasive, Inc. The combined company will provide surgeons and patients with one of the most comprehensive offerings of musculoskeletal procedural solutions and enabling technologies to impact the care continuum.

“We’re thrilled to begin our journey together to create a leading global musculoskeletal company,” said Dan Scavilla, president and chief executive officer of Globus Medical. “With a relentless focus on changing patient lives, we’re combining our differentiated portfolios and talented teams to reach more customers as we advance spine and orthopedic care globally.”

The merger between Globus Medical and NuVasive combines their complementary global scale, expanded commercial reach, comprehensive portfolios in spine and orthopedics, commitment to product development and surgeon education, and increased operational capabilities. The merger also offers compelling upside revenue potential and a strong financial profile for value creation.

“Our combination with NuVasive is a defining moment in our company’s history,” said David Paul, executive chairman of Globus Medical. “I’m incredibly proud of the strong legacy we’ve built at Globus Medical, and I look forward to delivering on the many opportunities for our surgeon customers and their patients as a combined company.”

“The combination with Globus Medical is highly transformative—bringing together two leading companies with a shared vision to change the lives of more patients around the globe,” said Chris Barry, former chief executive officer of NuVasive. “I look forward to helping the combined organization transform the future of surgery.”

Globus Medical plans to discuss the closing of the merger and the anticipated benefits of the combination during its third quarter earnings conference call in November.

In connection with the closing of the transaction and as contemplated by the merger agreement with NuVasive, Globus Medical approved the expansion of its board of directors from eight directors to 11 directors and named the following three NuVasive board members to the Globus Medical board effective immediately: John DeFord, Ph.D., Leslie V. Norwalk, Esq., and Daniel J. Wolterman. “I am pleased to welcome John, Leslie, and Dan to the Globus Board of Directors, and look forward to working with them to build long-term value for our patients, customers, and shareholders,” said David Paul.

NuVasive common stock ceased trading on the Nasdaq as of the close of trading on August 31, 2023. Further information about the transaction can be found in the Form 8-Ks filed with the SEC today by NuVasive and Globus Medical, respectively.

Goldman Sachs & Co. LLC served as financial advisor to Globus Medical, and Goodwin Procter LLP and Troutman Pepper served as legal counsel. BofA Securities, Inc. served as financial advisor to NuVasive, and Wachtell, Lipton, Rosen & Katz served as legal counsel.

About Globus Medical, Inc.

Globus Medical is committed to providing innovative technologies and industry-leading clinical support to help surgeons and healthcare providers deliver better care around the globe. Globus Medical provides one of the most comprehensive offerings of musculoskeletal solutions and enabling technologies to impact the care continuum, now including the procedurally integrated portfolio of NuVasive. As a combined company, our employees are relentlessly focused on advancing patient care. For more information, please visit www.globusmedical.com/uniting.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” and similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the anticipated benefits of the business combination transaction between Globus Medical and NuVasive. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) further deterioration of general macroeconomic conditions, including inflationary pressures, disruptions to the global supply chain, fluctuations in currency exchange rates, higher freight and labor costs, and weakness in economic conditions generally; (ii) the combined company’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; (iii) risks associated with acceptance of the combined company’s surgical products and procedures by spine surgeons and hospitals, (iv) development and acceptance of new products or product enhancements, (v) clinical and statistical verification of the benefits achieved via the use of the combined company’s products, (vi) the combined company’s ability to adequately manage inventory as it continues to release new products, (vii) the anticipated tax treatment of the transaction may not be obtained, (viii) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the transactions, (ix) potential litigation relating to the transaction that could be instituted against the combined company or their respective directors, (x) potential adverse reactions or changes to business relationships resulting from the completion of the transaction, (xi) any negative effects of the consummation of the transactions on the market price of Globus Medical’s common stock and on the combined company’s businesses or operating results, (xii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the transaction, (xiii) the risks and costs associated with the integration of, and the ability of Globus Medical and NuVasive to integrate, their businesses successfully and to achieve anticipated synergies, (xiv) the risk that disruptions from the transaction will harm the combined company’s business, including current plans and operations, (xv) the ability of the combined company to retain and hire key personnel and uncertainties arising from leadership changes, (xvi) legislative, regulatory and economic developments, and (xvii) the other risks described in NuVasive’s and Globus Medical’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q.

These risks, as well as other risks associated with the transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 initially filed by Globus Medical with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2023, as amended on March 24, 2023, in connection with the transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the combined company’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Globus Medical nor NuVasive assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Investors

Brian Kearns

610-930-1800

investors@globusmedical.com

Media

Melanie Ordoñez

858-722-3899

media@globusmedical.com